AMENDED AND RESTATED GUARANTY FEE AGREEMENT

THIS AMENDED AND RESTATED GUARANTY FEE AGREEMENT (this "**Second Amended Agreement**") is made as of January 1, 2023 (the "**Effective Date**"), by and between Jonathan P. Carroll ("Guarantor") and Lazarus Refining & Marketing, LLC, a Delaware limited liability company ("**LRM**"). Guarantor and LRM are sometimes referred to herein as the "**Parties**".

WHEREAS, on December 4, 2015, Guarantor and LRM entered that certain Guaranty Fee Agreement (the "Original Agreement") wherein Guarantor received fees for providing a personal guarantee on repayment of funds borrowed and interest accrued under a certain LRM loan agreement;

WHEREAS, LRM entered a Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "**Loan Agreement**") dated December 4, 2015, with Sovereign Bank, later succeeded in interest by merger by Veritex community Bank ("**Lender**"), as evidenced by that certain Promissory Note (the "**Note**") of even date with the Loan Agreement, in the original principal sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00);

WHEREAS, as a condition precedent to Lender's obligations to extend credit to LRM under the Loan Agreement, Lender required the execution and delivery of an unconditional guaranty as security for the obligations of LRM under the Loan Agreement and Note;

WHEREAS, Guarantor entered a United States Department of Agriculture Rural Development Unconditional Guarantee, Business and Industry Guaranteed Loan Program (as amended, restated, supplemented or otherwise modified from time to time, the "**Guaranty**") of even date with the Loan Agreement and Note in favor of Lender to secure LRM's obligations under the Loan Agreement and Note;

WHEREAS, on April 1, 2017, Guarantor and LRM entered the Amended and Restated Guaranty Fee Agreement (the "**First Amended Agreement**") wherein Guarantor received fees for providing a personal guarantee on repayment of funds borrowed and interest accrued under the Loan Agreement; and

WHEREAS, LRM and Guarantor desire to revise the payment terms of the First Amended Agreement.

NOW, THEREFORE, in consideration of the Guaranty and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by LRM, the Parties agree as follows:

1. Payment of Fee. LRM shall pay Guarantor or assignee a fee in an amount equal to two percent (2.00%) per annum (the "**Guaranty Fee**"), paid monthly, of the outstanding principal balance owed under the Loan Agreement (the "**Guaranty Fee Basis**"). Amounts payable to Guarantor as the Guaranty Fee shall be paid 100% in cash.

2. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without reference to any conflict of law provision.

3. Counterparts. This Agreement may be executed in multiple counterparts, including counterparts transmitted by facsimile, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Parties have executed this Amended Agreement as of the Effective Date.

LAZARUS REFINING & MARKETING, LLC

By: Jonathan Carroll (Mar 14, 2023 09:59 CDT)
Jonathan P. Carroll

JONATHAN P. CARROLL

By: Jonathan Carroll (Mar 14, 2023 09:59 CDT)
Jonathan P. Carroll

Amended & Restated LRM Guaranty Fee Agreement 1-1-23 $10M

Final Audit Report 2023-03-14

Created:	2023-03-14
By:	Ty Graham (tylermurrellgraham@gmail.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAEWfcMADocXEncKcN93wb-MR5SMmkZ3cb

"Amended & Restated LRM Guaranty Fee Agreement 1-1-23 $10M" History

Document created by Ty Graham (tylermurrellgraham@gmail.com)
2023-03-14 - 2:54:59 PM GMT- IP address: 99.1.46.45

Document emailed to Jonathan Carroll (jcarroll@lazarusenergy.com) for signature
2023-03-14 - 2:56:44 PM GMT

Email viewed by Jonathan Carroll (jcarroll@lazarusenergy.com)
2023-03-14 - 2:58:20 PM GMT- IP address: 69.147.87.55

Document e-signed by Jonathan Carroll (jcarroll@lazarusenergy.com)
Signature Date: 2023-03-14 - 2:59:01 PM GMT - Time Source: server- IP address: 108.250.11.161

Agreement completed.
2023-03-14 - 2:59:01 PM GMT